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                                                                    EXHIBIT 10.3

                         GRANT OF INCENTIVE STOCK OPTION
                        PURSUANT TO AMENDED AND RESTATED
                              RAIT INVESTMENT TRUST
                             1997 STOCK OPTION PLAN

      THIS AGREEMENT, made as of this ____ day of ______, ______ (the "Date of Grant") by and between __________ ("Grantee") and RAIT INVESTMENT TRUST (together with its successors and assigns hereinafter referred to as, the "Company").

      WHEREAS, the Board of Trustees of the Company (the "Board") previously adopted, with subsequent shareholder approval, the Amended and Restated RAIT Investment Trust 1997 Stock Option Plan (the "Plan");

      WHEREAS, the Plan provides for the granting of incentive stock options by a committee of disinterested trustees (the "Committee") to eligible employees of the Company to purchase, or to exercise certain rights with respect to, common shares of the beneficial interest of the Company, par value $.01 per share (the "Shares"), in accordance with the terms and provisions thereof;

      WHEREAS, the Compensation Committee of the Board of Trustees has been designated by the Board of Trustees to act as the Committee under the Plan; and

      WHEREAS, the Committee considers the Grantee to be a person who is eligible for a grant of an incentive stock option under the Plan, and has determined that it would be in the best interest of the Company to grant the Grantee an incentive stock option on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

      1.    Grant of Option.

            Subject to the terms and conditions hereinafter set forth, the Company, with the approval and at the direction of the Committee, hereby grants to the Grantee, an incentive stock option to purchase up to ______ Shares at a price of $_____ per share. Such incentive stock option is hereinafter referred to as the "Option" and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares."

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      2.    Installment Exercise.

            (a) Subject to such further limitations as are provided herein, and except as provided in subparagraph (b) below, the Option shall become vested and exercisable in _______ installments, the Grantee having the right hereunder to purchase from the Company the following number of Option Shares upon exercise of the Option, on and after the following dates, in cumulative fashion:

                  [To be set by the Committee]

            (b) If the Grantee's employment with the Company terminates on account of his or her death, the vesting and exercisability of the Option Shares shall be accelerated so that the portion of the Option Shares that would have become vested and exercisable within the one year period after the Grantee's death shall be vested and exercisable on that date.

      3.    Termination of Option.

            (a) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of ____ years from the Date of Grant (the "Option Term").

            (b) (i) Upon the termination of Grantee's employment by the Company for any reason (such event being a "termination of the Grantee's employment"), the Option, to the extent not previously exercised, shall immediately terminate and become null and void, except in a case where the termination of the Grantee's employment is by reason of retirement, permanent disability or death.

                (ii) Upon a termination of the Grantee's employment by reason of retirement, disability or death, the Option may be exercised during the following periods but only to the extent the option was outstanding and exercisable upon such termination of the Grantee's employment: (A) the six-month period following the date of such termination of the Grantee's employment in the case of the Grantee's retirement (as determined by the Committee) or permanent disability (as determined by the Committee); and (B) the one year period following the date of death, in the case of Grantee's death during his or her employment by the Company or the death of the Grantee during the period covered by subparagraph (i) above, but not later than the end of the Option Term. Notwithstanding the preceding sentence, if the termination of the Grantee's employment is on account of retirement, any portion of the Option exercised by the Grantee after the three-month period after the termination of the Grantee's employment shall be a non-qualified stock option.

            (c) In the event of the death of the Grantee, the Option may be exercised by the Grantee's legal representative(s), but only to the extent that the Option was outstanding and exercisable on the date of death.

            (d) A transfer of the Grantee's employment between the Company and any subsidiary of the Company, or between any subsidiaries of the Company, shall not be deemed to be a termination of the Grantee's employment.

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            (e) Notwithstanding any other provisions set forth herein or in the
Plan, if the Grantee shall (i) commit any act of malfeasance or wrongdoing affecting the Company or any subsidiary of the Company, (ii) breach any covenant not to compete, or employment contract, with the Company or any subsidiary of the Company, or (iii) engage in conduct that would warrant the Grantee's discharge for cause (excluding general dissatisfaction with the performance of the Grantee's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon the Company or any subsidiary of the Company), any unexercised portion of the Option shall immediately terminate and become null and void.

      4.    Exercise of Option.

            (a) Subject to the provisions of Paragraph 2 above, the Grantee may exercise the Option with respect to all or any part of the number of Option Shares granted hereunder by giving the Secretary of the Company written notice of intent to exercise, in the form attached hereto (the "Notice of Exercise"). The Notice of Exercise shall specify the number of Option Shares as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

            (b) Full payment (in U.S. dollars) by the Grantee of the option price for the Option Shares purchased shall be made on or before the exercise date specified in the Notice of Exercise in cash, or, as and to the extent permitted under the Plan, in whole or in part through the surrender of previously acquired Shares at their fair market value on the exercise date.

            On the exercise date specified in the Notice of Exercise or as soon thereafter as is practicable, the Company shall cause to be delivered to the Grantee, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued Shares or reacquired Shares, as the Company may elect) upon full payment for such Option Shares. The obligation of the Company to deliver Shares shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

            (c) If the Grantee fails to pay for any of the Option Shares specified in the Notice of Exercise or fails to accept delivery thereof, the Grantee's right to purchase such Option Shares may be terminated by the Company. The date specified in the Notice of Exercise as the date of exercise shall be deemed to be the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

      5.    Designation of Incentive Stock Option.

            (a) This Option is designated an incentive stock option under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). If the aggregate fair market value of the

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stock on the date of the grant with respect to which incentive stock options are exercisable for the first time by the Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a non-qualified stock option that does not meet the requirements of
Section 422. If and to the extent that the Option fails to qualify as an incentive stock option under the Code, the Option shall remain outstanding according to its terms as a non-qualified stock option.

            (b) The Grantee understands that favorable incentive stock option tax treatment is available only if the Option is exercised while the Grantee is an employee of the Company or a parent or subsidiary of the Company or within a period of time specified in the Code after the Grantee ceases to be an employee. The Grantee understands that the Grantee is responsible for the income tax consequences of the Option, and, among other tax consequences, the Grantee understands that he or she may be subject to the alternative minimum tax under the Code in the year in which the Option is exercised. The Grantee will consult with his or her tax adviser regarding the tax consequences of the Option.

            (c) The Grantee agrees that the Grantee shall immediately notify the Company in writing if the Grantee sells or otherwise dispose of any Option Shares acquired upon the exercise of the Option and such sale or other disposition occurs on or before the later of (i) two years after the Date of Grant, or (ii) one year after the transfer of the Option Shares to the Grantee upon exercise of the Option. The Grantee also agrees to provide the Company with any information requested by the Company with respect to such sale or other disposition.

      6.    Adjustment of and Changes in Shares of the Company.

            In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering, or any other change in the trust structure or shares of beneficial interest of the Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of Shares subject to the Option or Restricted Shares or in the option price; provided, however, that no such adjustment shall give the Grantee any additional benefits under the Option or in the Restricted Shares.

      7.    Fair Market Value.

            As used herein, the "fair market value" of a Share shall be the closing sale price for the Shares reported by the New York Stock Exchange (or any other stock exchange or interdealer automated quotation system on which the Shares are listed) on a given day or, if there is no sale on such day, then the closing sale price on the last previous date on which a sale is reported.

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      8.    No Rights as Shareholder.

            Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a shareholder of the Company with respect to any Shares purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

      9.    Non-Transferability of the Option.

            During the Grantee's lifetime, the Option shall be exercisable only by the Grantee or any guardian or legal representative of the Grantee, and the Option shall not be transferable except, in the case of death of the Grantee, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In the event of (a) any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Grantee and it shall thereupon become null and void.

      10.   Employment Not Affected.

            Neither the granting of the Option nor its exercise shall be construed as granting to the Grantee any right with respect to the continuance of employment by the Company. Except as may otherwise be limited by a written agreement between the Company and the Grantee, the right of the Company and any employing subsidiary to terminate at will the Grantee's employment by the Company or any employing subsidiary at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by the Company, or the employing subsidiary (whichever the case may be), and acknowledged by the Grantee.

      11.   Amendment of Option.

            The Option may be amended by the Board or the Committee at any time
(i) if the Board or the Committee determines, in its sole discretion, that amendment is necessary or advisable in light of any addition to or change in the Code or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), with the consent of the Grantee.

      12.   Notice.

            Any notice to the Company provided for in this instrument shall be addressed to it in care of its Secretary at its executive offices at 1818 Market Street, 28th Floor, Philadelphia, Pennsylvania 19103 or at such other address as to which the Company shall have notified Grantee in writing and any notice to the Grantee shall be addressed to the Grantee at the current address shown on the payroll records of the Company. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

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      13.   Incorporation of Plan by Reference.

            The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder. By accepting this grant, the Grantee hereby agrees to be bound by the interpretations and determinations of the Committee with respect hereto.

      14.   Governing Law.

            The validity, constructions, interpretations and effect of this instrument shall exclusively be governed by and determined in accordance with the laws of the Commonwealth of Pennsylvania, except to the extent preempted by federal law, which shall apply to the extent it governs.

                    [SIGNATURES CONTAINED ON FOLLOWING PAGE]

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      IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest to this Grant of Incentive Stock Option, and to apply the corporate seal hereto, and the Grantee has placed his or her signature hereon, effective as of the date hereof.

Witness:                                    RAIT INVESTMENT TRUST

_______________________                     By: ________________________________

                                                Name:
                                                Title:

                                                ________________________________

                                                          Date

I hereby accept the Option grant described in this Agreement. I agree to be bound by the terms of the Plan and this Agreement and the determinations and interpretations of the Committee with respect to the Plan and this Agreement.

                                            ACCEPTED AND AGREED TO:

                                            By: ________________________________

                                                          Grantee

                                                ________________________________

                                                          Date